SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2006
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Devine Entertainment Corporation
(Exact name of Registrant as specified in its Charter)
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Ontario, Canada (State or other jurisdiction of incorporation)	000-51168 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

Suite 504, 2 Berkeley Street Toronto, Ontario, Canada (Address of Principal Executive Offices)	M5A 2W3 (Postal Code)

(416) 364-2282
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 26, 2006, Devine Entertainment Corporation ("Devine") issued a press release announcing that it had entered into license and financing agreements with CHUM Television for Devine's new primetime mystery series entitled, "Across the River to Motor City". A copy of such press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibits.
99.1	Press Release of Devine dated June 26,2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Devine Entertainment Corporation

Date: June 26, 2006	By:	/s/ David Devine
David Devine
Chief Financial Officer